Huntington Director Outlook Series I/IR

Talcott Resolution Life Insurance Company
Separate Account Two

File No. 333-39612

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington Director Outlook table of minimum and maximum expenses in section “Fee Tables” of your prospectus is deleted and replaced with the following:

Huntington Director Outlook	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including managements fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.41%	1.93%

The Huntington Director Outlook I/IR table under “Example” in the “Fee Tables” section of your prospectus is deleted and replaced with the following:

Huntington Director Outlook I/IR:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,035	$1,834	$2,451	$4,915
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$382	$1,362	$2,344	$4,807
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$489	$1,469	$2,451	$4,915

This Supplement Should Be Retained For Future Reference.

HV-7743